Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

The Compensation, Culture and Talent Committee has not adopted a formal policy governing the timing of equity awards. However, the Compensation, Culture and Talent Committee has generally made awards to executive officers in the first quarter of the fiscal year and to directors in the third quarter, and expects to continue this practice.

Award Timing Method

The Compensation, Culture and Talent Committee has not adopted a formal policy governing the timing of equity awards. However, the Compensation, Culture and Talent Committee has generally made awards to executive officers in the first quarter of the fiscal year and to directors in the third quarter, and expects to continue this practice.

Award Timing Predetermined	true